MINERAL PROPERTY PURCHASE AGREEMENT


                  THIS AGREEMENT dated for reference June 24, 2005.


BETWEEN:

                  DAVID HEYMAN, at 6964A 224th Street, Langley, BC, V2Y 2K5;

                  (the "Vendor")

                                                              OF THE FIRST PART

AND:

                  WILDON PRODUCTIONS INC., a company incorporated pursuant to the laws of Nevada with its registered office at 500 n Rainbow Blvd, Suite 300A Las Vegas, Nevada, 89107;

                  (the "Purchaser")

                                                             OF THE SECOND PART

W H E R E A S :

A. The Vendor is the registered and beneficial owner of two mineral claims located in the Kamloops Mining Division, British Columbia at latitude 50(0)44'N and longitude 120(0)54'W, which claims are more particularly described in Schedule "A" attached hereto which forms a material part hereof (collectively, the "Claims");

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase a 100% right, interest and title in and to the Claims upon the terms and conditions hereinafter set forth;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1.                VENDOR'S REPRESENTATIONS

1.1               The Vendor represents and warrant to the Purchaser that:

         (a) The Vendor is the registered and beneficial owners of the Claims and collectively holds the right to transfer title to the Claims and to explore and develop the Claims;

         (b) The Vendor holds the Claims free and clear of all liens, charges and claims of others, and the Vendors have a free and unimpeded right of access to the Claims and have use of the Claims surface for the herein purposes;

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         (c)      The  Claims have been duly and validly located and recorded in a good and miner-like manner pursuant to the laws of British Columbia and are in good standing in British Columbia as of the date of this Agreement;

         (d) There are no adverse claims or challenges against or to the Vendor's ownership of or title to any of the Claims nor to the knowledge of the Vendor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof;

         (e) The Vendor has the full right, authority and capacity to enter into this Agreement without first obtaining the consent of any other person or body corporate and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of any indenture, agreement or other instrument whatsoever to which either Vendor is a party or by which they are bound or to which they are subject; and

         (f) No proceedings are pending for, and the Vendor is unaware of any basis for, the institution of any proceedings which could lead to the placing of either Vendor in bankruptcy, or in any position similar to bankruptcy.

1.2 The representations and warranties of the Vendor set out in paragraph 1.1 above form a part of this Agreement and are conditions upon which the Purchaser has relied in entering into this Agreement and shall survive the acquisition of any interest in the Claims by the Purchaser.

2.                THE PURCHASER'S REPRESENTATIONS

                  The Purchaser warrants and represents to the Vendor that it is a body corporate, duly incorporated under the laws of the state of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

3.                SALE OF CLAIMS

3.1 The Vendor hereby sells, grants and devises to the Purchaser a 100% undivided right, title and interest in and to the Claims in consideration of the Purchaser paying $2,500 to the Vendor.

4.                CLOSING

                  The sale and purchase of the interest in the Claims shall be closed at 11:00am on June 24, 2005 at the offices of the Purchaser, or such other place and time acceptable to both parties. At closing:

         (a) the Vendor shall deliver to the Purchaser a bill of sale absolute with respect to the transfer of a 100% interest in the Claims; and

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         (b)      the  Purchaser  shall  concurrently  deliver  to   the  Vendor
                  certificate representing the Shares that have been duly authorized for issuance.

5.                FORCE MAJEURE

                  If the Purchaser is prevented from or delayed in complying with any provisions of this Agreement by reason of strikes, labour disputes, lockouts, labour shortages, power shortages, fires, wars, acts of God, governmental regulations restricting normal operations or any other reason or reasons beyond the control of the Purchaser, the time limited for the performance of the various provisions of this Agreement as set out above shall be extended by a period of time equal in length to the period of such prevention and delay, and the Purchaser, insofar as is possible, shall promptly give written notice to the Vendor of the particulars of the reasons for any prevention or delay under this section, and shall take all reasonable steps to remove the cause of such prevention or delay and shall give written notice to the Vendor as soon as such cause ceases to exist.

6.                ENTIRE AGREEMENT

                  This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

7.                NOTICE

7.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered to the other party at its respective address first noted above, and any notice given as aforesaid shall be deemed to have been given, if delivered, when delivered, or if mailed, on the fourth business day after the date of mailing thereof.

7.2 Either party may from time to time by notice in writing change its address for the purpose of this paragraph.

8.                RELATIONSHIP OF PARTIES

                  Nothing contained in this Agreement shall, except to the extent specifically authorized hereunder, be deemed to constitute either party a partner, agent or legal representative of the other party.

9.                FURTHER ASSURANCES

                  The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

10.               TIME OF ESSENCE

                  Time shall be of the essence of this Agreement.

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11.               TITLES

                  The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

12.               CURRENCY

                  All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United States of America.

13.               NONSEVERABILITY

                  This Agreement shall be considered and construed as a single instrument and the failure to perform any of the terms and conditions in this Agreement shall constitute a violation or breach of the entire instrument or Agreement and shall constitute the basis for cancellation or termination.

14.               APPLICABLE LAW

                  The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the Province of British Columbia.

15.               ENUREMENT

                  This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.


                  IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.


                                                 WILDON PRODUCTIONS INC.

                                            PER:
------------------------------                   ------------------------------
DAVID HEYMAN                                      Authorized Signatory

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                                  SCHEDULE "A"


The Claims referred to in this Agreement consist of three mineral claims totalling 206.829 hectares. The claims are located in the Kamloops Mining Division on map sheet NTS 921 10W. The pertinent property information is as follows:


 -------------------------------------------------------------------------------
   Tenure       Recorded Holder     # of Units     Mining            Number of
   Number                                          Division          Hectares
--------------------------------------------------------------------------------
   513964       David Heyman           9           Kamloops           184.097
--------------------------------------------------------------------------------
   519904       David Heyman           6           Kamloops           122.732
--------------------------------------------------------------------------------
                                      15                              206.829
--------------------------------------------------------------------------------